Exhibit 10.25
June 5, 2008
Willowbridge Associates Inc.
101 Morgan Lane — Suite 180
Plainsboro, N.J. 08536
Attention: Mr. Steve R. Crane
     Re: Management Agreement Renewals
Dear Mr. Crane:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	SSB Orion Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	CMF Willowbridge Argo Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:
/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
WILLOWBRIDGE ASSOCIATES INC.

By:
/s/ Steven R. Crane

Print Name:	Steven R. Crane
JM/sr

June 5, 2008
Winton Capital Management
1a. St. Mary Abbot’s Place
Kensington, London W86LS,
U.K.
Attention: Mr. Martin Hunt
     Re: Management Agreement Renewals
Dear Mr. Hunt:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Diversified Futures Fund L.P.

•	SSB Orion Futures Fund L.P.

•	CMF Winton Feeder LP I

•	CMF Winton Master Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	AURORA III

•	CMF Institutional Futures Portfolio LP

•	Citigroup Abingdon Futures Fund L.P.

•	Citigroup Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:
/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
WINTON CAPITAL MANAGEMENT

By:	/s/ Martin Hunt

Print Name:	Martin Hunt

JM/sr

June 5, 2008
AAA Capital Management Inc.
1300 Post Oak Blvd. #350
Houston, Texas 77056
Attention: Mr. Anthony Annunziato
     Re: Management Agreement Renewals
Dear Mr. Annunziato:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	SB AAA Master Fund LLC

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Smith Barney AAA Energy Fund L.P.

•	Salomon Smith Barney AAA Energy Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	CMF Institutional Futures Portfolio L.P.

•	Legion LTD AAA

•	Citigroup Energy Advisors Portfolio L.P.

•	Citigroup Global Futures Fund LTD.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:
/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
AAA CAPITAL MANAGEMENT INC.

By:	/s/ Anthony Annunziato

Print Name:	Anthony Annunziato

JM/sr